EXHIBIT A

JOINT FILING STATEMENT

Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on Schedule 13G and any amendments thereto to which this exhibit is attached is filed on behalf of each of them.

Date: February 14, 2012

KAR Holdings II, LLC

Signature:	*

KELSO GP VII, LLC

Signature:	*
By:

KELSO GP VII, L.P.

Signature:	*
By:

KELSO INVESTMENT ASSOCIATES VII, L.P

Signature:	*
By:

KEP VI, LLC

Signature:	*
By:

PHILIP E. BERNEY

Signature:	*

FRANK K. BYNUM, JR.

Signature:	*

MICHAEL B. GOLDBERG

Signature:	*

FRANK J. LOVERRO

Signature:	*

GEORGE E. MATELICH

Signature:	*

FRANK T. NICKELL

Signature:	*

DAVID I. WAHRHAFTIG

Signature:	*

THOMAS R. WALL, IV

Signature:	*

JAMES J. CONNORS, II

Signature:	*

STANLEY DE J. OSBORNE

Signature:	*

CHURCH M. MOORE

Signature:	*

CHRISTOPHER L. COLLINS

Signature:	/s/ Christopher L. Collins

AXLE HOLDINGS II, LLC

Signature:	*

PCAP KAR LLC

Signature:	/s/ David Ament
By: Title:	David Ament Authorized Signatory

PARTHENON INVESTORS II, L.P.

Signature:	/s/ David Ament
By: Title:	David Ament Authorized Signatory

PCIP INVESTORS

Signature:	/s/ David Ament
By: Title:	David Ament Authorized Signatory

J&R FOUNDERS FUND II, L.P.

Signature:	/s/ Brian Golson
By: Title:	Brian Golson Authorized Signatory

PARTHENON INVESTORS III, L.P

Signature:	/s/ David Ament
By: Title:	David Ament Authorized Signatory

WILLIAM C. KESSINGER

Signature:	/s/ William C. Kessinger

DAVID AMENT

Signature:	/s/ David Ament

BRIAN GOLSON

Signature:	/s/ Brian Golson

J&R ADVISORS F.F., LLC

Signature:	/s/ Brian Golson
By: Title:	Brian Golson Authorized Signatory

VALUEACT CAPITAL MASTER FUND, L.P.

Signature:	/s/ George F. Hamel, Jr.
By: Title:	George F. Hamel, Jr. Chief Operating Officer

VA PARTNERS I, LLC

Signature:	/s/ George F. Hamel, Jr.
By: Title:	George F. Hamel, Jr. Chief Operating Officer

VALUEACT CAPITAL MANAGEMENT, L.P.

Signature:	/s/ George F. Hamel, Jr.
By: Title:	George F. Hamel, Jr. Chief Operating Officer

VALUEACT CAPITAL MANAGEMENT, LLC

Signature:	/s/ George F. Hamel, Jr.
By: Title:	George F. Hamel, Jr. Chief Operating Officer

VALUEACT HOLDINGS, L.P.

Signature:	/s/ George F. Hamel, Jr.
By: Title:	George F. Hamel, Jr. Chief Operating Officer

VALUEACT HOLDINGS GP, LLC

Signature:	/s/ George F. Hamel, Jr.
By: Title:	George F. Hamel, Jr. Chief Operating Officer

*By: /s/ Rosanna T. Leone

Name: Rosanna T. Leone Attorney-in-fact